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                                                                   EXHIBIT 10.32

FAX (907)276-6696

April 21, 1993

                                      SHELL OIL COMPANY         [SHELL LOGO]

                                                                PO BOX 576
                                                                HOUSTON TX 77001

Alaska Pipeline Company

Attention: Mr. Richard F. Barnes
           President
3000 Spenard Road
P.O. BOX 190228
Anchorage, Alaska 99519-0288

Gentlemen:

SUBJECT: PARTIAL ASSIGNMENT OF SHELL WESTERN E&P INC.'S INTEREST THE BELUGA
         RIVER GAS PURCHASE CONTRACT, COOK INLET, ALASKA

This letter is written pursuant to the Shell Oil Company (SOC)/Shell Western E&P Inc. (SWEPI) Services Agreement.

In accordance with the provisions of the Gas Purchase Contract dated December 20, 1982, as amended (Contract), between SOC (predecessor in interest of SWEPI), and Alaska Pipeline Company (APL), we are enclosing herewith a copy of the Partial Assignment of Gas Purchase Contract between SWEPI and Chevron U.S.A. whereby SWEPI assigns one-half of its remaining interest in the Contract. With this assignment, SWEPI, Arco and Chevron each now own a separate one-third interest in and to the Contract. We asked that APL institute direct payment to Chevron U.S.A. for its one-third interest in Beluga River sales to APL. If you have any questions on the foregoing, please feel free to give me or a member of my staff a call.

                                    Regards,

                                    /S/ W.T. Coppersmith
                               For: R. Planty
                                    Regional Marketing Manager - West
                                    Natural Gas Marketing
wtc

Enclosure

cc: (w/o enclosure)

    Shell Oil Company
    ------------------
      S. L. Merritt
      W. T. Coppersmith

cc: (w/o enclosure)

    Chevron U.S.A.
    -------------
      Wanda Snodgrass

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                   PARTIAL ASSIGNMENT OF GAS PURCHASE CONTRACT

      This partial assignment is made effective as of the 1st day of January, 1993, by and between Shell Western E&P Inc., a Delaware corporation (hereinafter referred to as "Assignor"), and Chevron U.S.A. Inc. a Pennsylvania corporation (hereinafter referred to as "Assignee");

                                   WITNESSETH:

      WHEREAS, Assignor's predecessor in interest, Shell Oil Company, entered into a Gas Purchase Contract dated December 20, 1982 to sell natural gas to Alaska Pipeline Company ("APL") from the Beluga River Field, Cook Inlet, Alaska (the "APL Contract"); and

      WHEREAS, Assignor entered into a Gas Purchase Agreement (the "1984 Agreement"), with Assignee dated April 1, 1984; and

      WHEREAS, under that 1984 Agreement, Assignor purchased from Assignee a portion of the gas sold by the Assignor under the APL Contract; and

      WHEREAS, Assignor has heretofore assigned an undivided one-third (1/3) interest in the APL Contract, as amended, to Arco Alaska, Inc., retaining a two-thirds (2/3) interest therein; and

      WHEREAS, Assignor and Assignee mutually desire to terminate the 1984 Agreement, and enter into a partial assignment of Assignor's retained rights, obligations and interests under the APL Contract as amended, to Assignee;

      NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee an undivided one-half (1/2) interest in and to Assignor's rights, obligations and interests under the APL Contract as amended, a copy of which is attached hereto and made a part hereof, and Assignee hereby assumes an undivided one-half (1/2) interest in and to Assignor's rights, obligations and interests under that APL Contract as amended. Assignor and Assignee further agree that the 1984 Agreement shall be cancelled as of the effective date of this Assignment; provided, however, if this Assignment or any part thereof is void or becomes invalid, the 1984 Agreement as amended will be reinstated according to its terms as of the date of execution of this Assignment.

SHELL WESTERN E&P INC.                             CHEVRON U.S.A. INC.

By: /s/ J. A. Rexrode                         BY: /s/ W. M. Sellers

Its:ATTORNEY-IN-FACT                          Its:ATTORNEY-IN-FACT


                                      -1-

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STATE OF TEXAS          )
                        )       SS.
COUNTY OF HARRIS        )

      The foregoing instrument was acknowledged before me this 18th day of March, 1993, by J.A. Rexrode of SHELL WESTERN E&P INC., a Delaware corporation, on behalf of the corporation.

[SEAL]                                  /S/ CAROLYN CLEMENTS
                                        ------------------------------
                                        Notary Public in and for Texas
                                        My Commission Expires:  1/29/97

STATE OF TEXAS          )
                        )       SS.
COUNTY OF HARRIS        )

      The foregoing instrument was acknowledged before me this 17th day of March, 1993, by W. M. Sellers of CHEVRON U.S.A. INC., a Pennsylvania corporation, on behalf of the corporation.

[SEAL]                                  /S/ BETTY NOEL SMITH
                                        -------------------------------
                                        Notary Public in and for Texas
                                        My Commission Expires: 1-31-97

                                      -2-
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                                      ALASKA PIPELINE COMPANY
[ENSTAR LOGO]                         A SUBSIDIARY OF SEAGULL ENERGY CORPORATION
                                      3000 Spenard Road
                                      P 0 Box 190288
                                      Anchorage, Alaska 99519-0288
                                      (907) 277-5551

                                      Richard F Barnes
                                      President

                                      April 27,1993

Ms. Wanda J. Snodgrass
Pipeline Accounts Manager
Natural Gas Business Unit
Chevron U.S.A. Production Company
P.O.Box 2100
Houston, Texas 77252

Dear Wanda:

      Alaska Pipeline Company is in receipt of the partial assignment of Shell Western E&P Inc.'s interest in the Beluga River gas purchase contract to Chevron U.S.A. Inc., effective January 1, 1993. Alaska Pipeline will institute direct payment to Chevron beginning with the March, 1993 volumes. It is our understanding that Shell will settle amounts owed to Chevron for the period January 1,1993 through February 29,1993.

                                Very truly yours,

                                /S/ R.F.Barnes
                                -----------------

CC: Officers
    Janet Fulkerson

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[ENSTAR LOGO]
                                      ALASKA PIPELINE COMPANY
                                      A SUBSIDIARY OF SEAGULL ENERGY CORPORATION
                                      3000 Scenard Road
                                      PO Box 190288
                                      Anchorage, Alaska 99519-0288
                                      (907) 277-5551

                                      Richard F Barnes
                                      President

                                      April 27,1993

Mr. R. Planty
Regional Marketing Manager - West
Natural Gas Marketing
Shell Oil Company
P. O. Box 576
Houston, Texas 77001

Dear Roger:

      Alaska Pipeline Company is in receipt of the partial assignment of Shell Western E&P Inc.'s interest in the Beluga River gas purchase contract to Chevron U.S.A. Inc., effective January 1, 1993. Alaska Pipeline will institute direct payment to Chevron beginning with the March, 1993 volumes. It is our understanding that Shell will settle amounts owed to Chevron for the period January 1, 1993 through February 28, 1993.

                                Very truly yours,

                                /S/ R.F. Barnes
                                ------------------

CC: Officers
    Janet Fulkerson